Exhibit 10.1

FIRST AMENDMENT TO THE

BUCKHEAD COMMUNITY BANCORP, INC.

STOCK INCENTIVE PLAN

THIS FIRST AMENDMENT is made as of this 26th day of June, 2007, by Buckhead Community Bancorp, Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company maintains the Buckhead Community Bancorp, Inc. Stock Incentive Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan to increase the number of shares available for issuance under the Plan and to clarify the treatment of awards in certain corporate events; and

WHEREAS, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

NOW, THEREFORE, the Company does hereby amend the Plan, effective as of June 26, 2007, as follows:

1. By deleting Section 3 in its entirety and substituting therefor the following:

“Section 3.

SHARES SUBJECT TO STOCK INCENTIVES

The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed 1,620,488, as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Incentive which remain after the cancellation, expiration or exchange of such Stock Incentive thereafter shall again become available for use under this Plan.”

2. By deleting Section 10 in its entirety and substituting therefor the following:

“Section 10.

ADJUSTMENT

10.1 The number of Shares reserved for the grant of Stock Incentives; the number of Shares reserved for issuance upon the exercise or settlement, as applicable, of each outstanding Option and Stock Appreciation Right, and upon vesting or grant, as applicable, of each Restricted Stock Award; the Exercise Price of each outstanding Option, the specified price of each outstanding Stock Appreciation Right, and the specified number of Shares to which each outstanding Stock Incentive pertains, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or combination of Shares or the payment of a stock dividend in Shares to holders of outstanding Shares or any other increase or decrease in

1

the number of Shares outstanding effected without receipt of consideration by the Company; provided, however, that in the case of a Non-ISO or a Stock Appreciation Right, the Committee shall consider any provisions of Code Section 409A and the regulations thereunder that are required to be followed as a condition of the Non-ISO and the Stock Appreciation Right not being treated as the grant of a new option or Stock Appreciation Right or a change in the form of payment. Any adjustment described in the preceding sentence may include a substitution in whole or in part of other equity securities of the issuer and the class involved in such transaction in lieu of the Shares that are subject to the Stock Incentive.

10.2 In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization, recapitalization, sale of substantially all of the Company’s assets, other change in the capital structure of the Company, tender offer for Shares, a change in control of the Company, or similar transaction, the Committee, in its sole discretion, may make such adjustments with respect to Stock Incentives and take such other action as it deems necessary or appropriate, including without limitation, the assumption of other Stock Incentives, the substitution of new Stock Incentives, the adjustment of outstanding Stock Incentives, the acceleration of Stock Incentives, the removal of restrictions on outstanding Stock Incentives, or the termination of outstanding Stock Incentives in exchange for the cash value determined in good faith by the Committee of the vested and/or unvested portion of the Stock Incentive, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in its sole discretion. Any adjustment pursuant to this Section 10.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but except as set forth in this Section may not otherwise diminish the then value of the Stock Incentive. In making any such adjustment, the Committee shall consider the impact of any adverse tax consequences that may affect the Participant under Code Section 409A and any adverse financial accounting consequences that may affect the Company.

10.3 The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Shares or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.”

Paragraph 1 of this First Amendment increasing the total number of Shares available for issuance under the Plan is conditioned upon approval by the stockholders of the Company within twelve months of the date hereof, and, if such stockholder approval is not obtained, the adoption of Paragraph 1 shall be rendered null and void and any Stock Incentives granted in contemplation of this increase in the total number of Shares also shall be rendered null and void.

Except as specifically amended hereby, the remaining provisions of the Plan shall remain in full force and effect as prior to the adoption of this First Amendment.

2

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed as of the day and year first above written.

BUCKHEAD COMMUNITY BANCORP, INC.

By:
Title:

Attest:

By:
Title:

[CORPORATE SEAL]

3

BUCKHEAD COMMUNITY BANCORP, INC.

STOCK INCENTIVE PLAN

Section 1.

PURPOSE

The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase Shares or to receive compensation which is based upon appreciation in the value of Shares to Key Persons in order to attract and retain Employees and Key Persons by providing an incentive to work to increase the value of Shares and a stake in the future of the Company which corresponds to the stake of each of the Company’s shareholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights to aid the Company in obtaining these goals.

Section 2.

DEFINITIONS

Each term set forth is this Section shall have the meaning set forth opposite such term for purposes of this Plan and, for Purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

2.1 Board means the Board of Directors of the Company.

2.2 Code means the Internal Revenue Code of 1986, as amended.

2.3 Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such Committee shall be comprised entirely of Directors.

2.4 Common Stock means the common stock of the Company.

2.5 Company means Buckhead Community Bancorp, Inc., a Georgia corporation and any successor to such organization.

2.6 Director means a member of the Board.

2.7 Employee means an employee of the Company, a Subsidiary or a Parent.

2.8 Exchange Act means the Securities Exchange Act of 1934, as amended.

2.9 Exercise Price means the price which shall be paid to purchase one (1) Share upon the exercise of as Option great ed under this Plan.

2.10 Fair Market Value of each Share on any date means the price determined below on the last business day immediately preceding the date of valuation.

(a) If the Common Stock is listed an any established stock exchange or national market system, including without limitation, the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value per share shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or

(b) If the Common Stock is not listed on any established stock exchange or a national market system, its Fair Market Value per abase shall be the average of the closing dealer “bid” and “asked” prices of a share of the Common Stock as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the daze of such determination; or

(c) In the absence of as established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

2.11 Insider means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities float is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.12 ISO means an option granted under this Plan to purchase Shares which is untended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

2.13 Key Person means (i) a member of the Board who is not an Employee, (ii) a consultant, distributor or other person who has rendered or committed to render valuable services to the Company, a . Subsidiary or a Parent, (iii) a person who has incurred, or is willing too incur, financial risk in the form of guaranteeing or acting as co-obligor with respect to debts or other obligations of the Company, or (iv) a person who has extended credit to the Company. Key Persons an not limited to individuals and, subject to the preceding definition, may include corporations, partnerships, associations and other entities.

2.14 Non-ISO means an option under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code Section 422.

2.15 Outside Director means a member of the Board who is not as Employee and who qualifies as (1) “non-employee director” under Rule 16b-3(b)(3) under the 1934 Act; as amended from time to time, and (2) an “outside director” under Code § 162(m) and the regulations promulgated thereunder.

2.16 Option means as ISO or a Non-ISO.

2.17 Parent means any corporation which is a parent of the Company (within the meaning of Code Section 424).

2.18 Participant means as individual who receives a Stock Incentive hereunder.

2.19 Performance-Based Exception means the performance-based exception from the tax deductibility limitations of Code 1162(m).

2.20 Plan means the Buckhead Community Bancorp; Inc. Stock Incentive Plan, as amended from time to time.

2.21 Share means a share of the Common Shock of the Company.

2.22 Stock Incentive means an ISO, a Non ISO, a Restricted Stack Award or a Stock Appreciation Right.

2.23 Stock Incentive Agreement means an agreement between the Company and a Participant evidencing an award of a Stock Incentive.

2.24 Subsidiary means any corporation which is a subsidiary of the Company (within the meaning of Code Section 424(f)).

2.25 Ten Percent Shareholder means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of either the Company, a Subsidiary or a Parent.

Section 3.

SHARES SUBJECT TO STOCK INCENTIVES

The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed 569,783, as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Incentive which remain aft the cancellation, expiration or exchange of such Stock Incentive thereafter shall again become available for use under this Plan.

Section 4.

EFFECTIVE DATE

The effective date of this Plan shall be the date it is adopted by the Board, provided the shareholders of the Company approve this Plan within twelve (12) months after such effective date. If such effective date comes before such shareholder approval, any Stock Incentives granted under this Plan before the date of such approval automatically shall be granted subject to such approval.

Section 5

ADMINISTRATION

5.1 General. The Plan shall be administered by the Board, provided that the Board may delegate to the Committee any or all of the administration of the Plan other than with respect to the granting and interpretation of Stock Incentives to Outside Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. To the extent that the Board has delegated to the Committee any authority and responsibility under the Plan, all applicable references to the Board in the Plan shall be to the Committee. The Committee shall have the authority to delegate administrative duties to officers or Directors of the Company. With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may great Stock Incentives which will meet the Performance-Based Exception.

5.2 Authority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Employees and Directors and Key Persons who shall participate in the Plan; determine the sizes and types of Stock Incentives; determine the terms and conditions of Stock Incentives in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Section 12 hereof) amend the terms and conditions of any outstanding Stock Incentive as provided in the Plan. Further, the Board shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law (and subject to Section 5.1 herein), the Board may delegate its authority as identified herein.

5.3 Decisions Binding. All determinations and decisions made by the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Key Persons, Participants, and their estates and beneficiaries.

Section 6.

ELIGIBILITY

Employees and Key Persons selected by the Committee shall be eligible for the grant of Stock Incentives under this Plan, but no Employee shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as .an Employee or Key Person. Only Employees shall be eligible for the great of ISOs.

Section 7.

TERMS OF STOCK INCENTIVES

7.1 Terms and Conditions of All Stock Incentives.

(a) The Committee, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives is exchange for outstanding Stock Incentives. Stock Incentives stall be granted to Employees or Key Persons selected by the Committee, and the Committee shall be under no obligation whatsoever to grant Stock Incentives to all Employees or Key Persons, or to grant all Stock Incentives subject to the same teams and conditions.

(b) The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of shares available for grants under the Plan.

(c) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company and the Participant, which shall be in such form and contain such terms and conditions as the Committee in its discretion, may, subject to the provisions of the Plan, from time to time determine.

(d) The date a Stock Incentive is granted stall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement and has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

7.2 Terms and Conditions of Options. Each grant of an Option stall be evidenced by a Stock Incentive Agreement which shall:

(I) specify whether the Option is an ISO or Non ISO; and

(II) incorporate such other terms and conditions as the Committee, acting in its absolute discretion, deems consistent with the terms of the Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first became exercisable or subject to surrender during any calendar year.

In determining Employee(se) or Key Person(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Committee may take into account the recommendations of the President of the Company and its other officers, the duties of the Employee or Key Person, the present and potential contributions of the Employee or Key Person to the success of the Company, the anticipated number of years of service remaining before the attainment by the Employee of retirement age, and other factors deemed relevant by the Committee, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Employee or Key Person who has been granted an Option to purchase Shares; whether under this Plan or otherwise, may be granted one or more additional Options.

If the Committee grants an ISO and a Non ISO to an Employee on the same date, the right of the Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option.

(a) Exercise Price. Subject to adjustment in accordance with Section 11 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, a Ten Percent Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If a Stock Incentive is a Non IS0, the Exercise Price for each Share shall be no less than the minimum price required by applicable state law, or by the Company’s governing instrument, or $0.01, whichever price is greater. Any Stock Incentive intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto.

(b) Option Term. Each Option granted under this Play shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

(i) make an Option exercisable before the date such Option is granted; or

(ii) make an Option exercisable after the earlier of

(A) the date such Option is exercised in full, or

(B) the date which is the tenth (10th) anniversary of the date such Option is granted, if such Option is a Non-ISO or an ISO granted to a non-Ten Percent Shareholder, or the date which is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder.

A Stock Incentive Agreement may provide for the exercise of an Option after the employment of an Employee has Terminated for any reason whatsoever, including death or disability.

(c) Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which -the Option is to be exercised, accompanied by full payment for the Shares.

The Exercise Price upon exercise of any Option shall be payable to the Company in full either in cash or its equivalent, or, subject to the approval of the Board, (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise

Price, or (b) by delivery of a full recourse promissory note bearing a commercially reasonable rate of interest, or (c) by the Company’s withholding of remuneration otherwise payable to the Participant or (d) any combination of the foregoing methods as approved by the Board; provided, however, that Shares tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Exercise Price. Further, with respect to any Participant who is an Insider, such tendering transaction (l) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption. under Rule 16b-3 of the Exchange Act.

The Board also may allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the. Board determines to be consistent with the Plan’s purpose and applicable law; provided, however, that with respect to any Participant who is an Insider, such cashless exercise must (1) must have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b3 promulgated under the Exchange Act.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

(d) Conditions to Exercise of an Option. Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement, provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised is whole or in part.

The Board may impose such restrictions on any Shares acquired pursuant to -the exercise of an Option as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

(e) Nontransferability of Options. Except as provided in the applicable Stock Incentive Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Except as provided in the applicable Stock Incentive Agreement, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participants provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, such Option may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise, the Option if the Participant is incapacitated shall be determined by the Committee in its sole and absolute discretion.

(f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

7.3. Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be. granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of (I) the Fair Market Value of a specified number of Shares at the time of exercise, over (II) a specified price which shall be not less than the Exercise Price for that number of Shares in the can of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation. Right was granted. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(a) Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

(b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.

(c) Nontransferability of Stock Appreciation Right. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participants legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity o£ a Participant and the determination of true appropriate representative of the Participant shall be determined by the Committee in its sole and absolute discretion.

7.4 Terms and Conditions of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and receive dividends during periods of restriction to the same extent as holders of unrestricted Common Stock. The Committee shall have the power to permit, m its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the Shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the Shares awarded deter at the data of grant in exchange four the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

Section 8.

SECURITIES REGULATION

Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the surrender or exercise of a’ Stock Incentive, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, of so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provided that, if so requested by the Company, the Participant stall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended (“1933 Act”), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise or surrender of a Stock Incentive granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in, form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

Section 9.

LIFE OF PLAN

No Stock Incentive shall be granted under this Plan on or after the earlier of

(a) the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), i n which event this Plan otherwise thereafter shall continue in effect until all outstanding Stock Incentives have been surrendered or exercised in full or no longer are exercisable, or

(b) the date on which all of the Shares resaved under Section 3 of this Plan have (as a result of the surrender or exercise of Stock Incentives granted under this Plan) been issued or no longer are available for use under this Plan, in which. event this Plan also shall terminate on such date.

Section 10.

ADJUSTMENT

The number of Shares reserved under Section 3 of this Plan, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise price of any Options, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner which satisfies the requirements of Code Section 424(a)) the number-of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options in the event of -any corporate transaction described in Code Section 424(a) which provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a factional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

Section 11.

SALE OR MERGER OF THE COMPANY

If the Company agrees to sell substantially all of its assets for cash or property, or for a combination of cash and property, or agrees to any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Stock Incentives granted under this Plan, each Stock Incentive at the direction and discretion of the Committee, or as is otherwise provided in the Stock Incentive Agreements (i) may be deemed to be fully vested and/or exercisable, or (ii) may be canceled unilaterally by the Company in exchange for (a) the whole Shares (or, subject to satisfying the conditions to the exemption under Rule 16b-3 or any successor exemption to Section 16(b) of the Exchange Act, for the whole Shares and the cash in lieu of a fractional Share which each Participant otherwise would receive if he or she had the right to exercise his or her outstanding Stock Incentive in full and he or she exercised that right exclusively for Shares on a date fixed by the Committee which comes before such sale or other corporate transaction, or (b) cash or other property equivalent in value, as determined by the Board in its sole discretion, to the Shares described in (a).

Section 12.

AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company: (a) to increase the number of Sham reserved under Section 3, except as set forth in Section 10, (b) to extend the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Employees or Key Persons eligible for Stock Incentives under Section 6. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at say time; provided, however, the Company shall not have the right to modify, amend or cancel any Stock incentive granted before such suspension or termination unless: (I) the Participant consents in writing to such modification, amendment or cancellation, or (II) there is a dissolution or liquidation of the Company or a transaction described in Section 10 or-Section 11.

Section 13.

ADJUSTMENT

13.1 Shareholder Rights. No Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise or surrender of such Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant:

13.2 No Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement which evidences his or her Stock Incentive.

13.3 Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal , state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

Whenever Shares are to be issued or cash paid to a Participant upon. exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option, an amount sufficient to satisfy federal, state and local withholding tax requirements at the tune of exercise. However, notwithstanding floe foregoing, to the extent that a Participant is an Insular, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of-an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule l 6b-3 promulgated under the Exchange Act.

13.4 Transfer. The transfer of an Employee between or among the Company, a Subsidiary or a parent shall not be treated as a termination of Iris or her employment under this Plan.

13.5 Construction. This Plan shall be construed under the laws of the State of Georgia.